UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Stanley Black & Decker, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STANLEY BLACK & DECKER, INC. 1000 STANLEY DRIVE NEW BRITAIN, CT 06053	Your Vote Counts! STANLEY BLACK & DECKER, INC. 2021 Annual Meeting Vote by May 9, 2021 11:59 PM ET. For shares held in a Plan, vote by May 5, 2021 11:59 PM ET.

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You invested in STANLEY BLACK & DECKER, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 10, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 10, 2021 9:30 a.m.

Virtually at: www.virtualshareholdermeeting.com/SWK2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Andrea J. Ayers	For
1b.	George W. Buckley	For
1c.	Patrick D. Campbell	For
1d.	Carlos M. Cardoso	For
1e.	Robert B. Coutts	For
1f.	Debra A. Crew	For
1g.	Michael D. Hankin	For
1h.	James M. Loree	For
1i.	Jane M. Palmieri	For
1j.	Mojdeh Poul	For
1k.	Dmitri L. Stockton	For
1l.	Irving Tan	For
2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.	For
3.	To approve the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s 2021 fiscal year.	For
4.	To consider a management proposal to amend the Certificate of Incorporation to allow shareholders to act by written consent.	For
5.	To consider a management proposal to amend the Certificate of Incorporation to eliminate supermajority vote provisions applicable to the Company under the Connecticut Business Corporation Act.	For
6.	To consider a management proposal to amend the Certificate of Incorporation to eliminate supermajority vote provisions of capital stock related to approval of business combinations with interested shareholders and clarify when no shareholder vote is required.	For
7.	To consider a management proposal to amend the Certificate of Incorporation to adopt a majority voting standard in an uncontested election of Directors.	For

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